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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ___________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2007


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-11777              77-0227341
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)        Identification No.)

                              ___________________________

                               1528 Moffett Street
                            Salinas, California 93905
               (Address of principal executive offices) (Zip Code)

                           ___________________________

       Registrant's telephone number, including area code: (831) 753-6262


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers


On November 6, 2007, Monterey Gourmet Foods, Inc. (the "Company") announced that Mr. F. Christopher Cruger, a member of the Company's Board of Directors since 2001, would retire effective as of December 31, 2007.

On November 6, 2007, the Board of Directors of the Company confirmed Mr. Viji Sampath's acceptance of his election as a director of the Company effective January 1, 2008, filling the position vacated by Mr. Cruger.

Mr. Sampath has over 25 years corporate and management consulting experience in corporate development, strategic planning, mergers and acquisitions, and international business development. His industry experience includes senior Corporate Planning and Development positions at ConAgra, Baskin-Robbins, Basic American Foods, and Hunt-Wesson Foods. As a senior manager at Price Waterhouse, Mr. Sampath led manufacturing strategy, financial and general management consulting engagements for companies in consumer products, food processing, and quick service restaurant industries.

Mr. Sampath has initiated and successfully closed several middle market acquisitions, joint ventures, and strategic alliances in the food industry. These transactions involved public and private companies in North America, Asia, Australia, South Africa, and Dubai.

Mr. Sampath has earned a Bachelor of Science degree in Chemical Engineering from University of Madras, India and Master of Science degree in Chemical Engineering and a Master of Business Administration degree in Finance from Illinois Institute of Technology, Chicago, Illinois. Mr. Sampath will serve on the newly created Strategic Growth Initiatives Committee of the Board of Directors.

On November 13, 2007 Monterey Gourmet Foods, Inc. issued a press release regarding this announcement. The full text of the Company's press release is attached hereto as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

    Exhibit
      No.                           Description
    -------     ---------------------------------------------------------------
     99.1       November 13, 2007 Press Release by Monterey Gourmet Foods, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONTEREY GOURMET FOODS, INC.

Date: November 13, 2007                By: /s/ Scott S. Wheeler
                                           ------------------------------------
                                           Scott  S. Wheeler
                                           Chief Financial Officer





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